[GRAPHIC OMITTED]      HUSSMAN

                             STRATEGIC GROWTH FUND



                            HUSSMAN INVESTMENT TRUST



                                  ANNUAL REPORT
                              FOR THE PERIOD ENDING
                                  JUNE 30, 2002




                                [GRAPHIC OMITTED]

             [GRAPHIC OMITTED]      HUSSMAN

                             STRATEGIC GROWTH FUND


                    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund
                                   versus the Russell 2000 Index and the Standard & Poor's 500 Index(a)

          HUSSMAN STRATEGIC GROWTH FUND                            S&P 500 INDEX                          Russell 2000 Index
          -----------------------------                            -------------                          ------------------

     7/24/2000                      10,000           7/24/2000                   10,000          7/24/2000                    10,000
     7/31/2000        0.00%         10,000           7/31/2000      -2.27%        9,773          7/31/2000      -2.64%         9,736
     8/31/2000        0.30%         10,030           8/31/2000       6.21%       10,380          8/31/2000       7.63%        10,479
     9/30/2000        3.19%         10,350           9/30/2000      -5.28%        9,832          9/30/2000      -2.94%        10,171
    10/31/2000       -3.00%         10,040          10/31/2000      -0.42%        9,790         10/31/2000      -4.46%         9,717
    11/30/2000        7.97%         10,840          11/30/2000      -7.88%        9,018         11/30/2000     -10.27%         8,719
    12/31/2000        7.38%         11,640          12/31/2000       0.49%        9,063         12/31/2000       8.59%         9,468
     1/31/2001       -3.18%         11,270           1/31/2001       3.55%        9,384          1/31/2001       5.21%         9,961
     2/28/2001        6.74%         12,030           2/28/2001      -9.12%        8,528          2/28/2001      -6.56%         9,307
     3/31/2001        3.33%         12,430           3/31/2001      -6.34%        7,988          3/31/2001      -4.89%         8,852
     4/30/2001       -1.93%         12,190           4/30/2001       7.77%        8,609          4/30/2001       7.82%         9,545
     5/31/2001        1.23%         12,340           5/31/2001       0.67%        8,667          5/31/2001       2.46%         9,779
     6/30/2001       -1.13%         12,200           6/30/2001      -2.43%        8,456          6/30/2001       3.45%        10,117
     7/31/2001        2.21%         12,470           7/31/2001      -0.98%        8,372          7/31/2001      -5.41%         9,569
     8/31/2001        2.41%         12,770           8/31/2001      -6.26%        7,848          8/31/2001      -3.23%         9,260
     9/30/2001       -1.02%         12,640           9/30/2001      -8.08%        7,215          9/30/2001     -13.46%         8,014
    10/31/2001        1.00%         12,767          10/31/2001       1.91%        7,352         10/31/2001       5.85%         8,483
    11/30/2001        3.68%         13,236          11/30/2001       7.67%        7,916         11/30/2001       7.74%         9,139
    12/31/2001        0.84%         13,348          12/31/2001       0.88%        7,985         12/31/2001       6.17%         9,703
     1/31/2002        3.69%         13,840           1/31/2002      -1.46%        7,869          1/31/2002      -1.04%         9,602
     2/28/2002        0.89%         13,963           2/28/2002      -1.93%        7,717          2/28/2002      -2.74%         9,339
     3/31/2002        3.68%         14,477           3/31/2002       3.76%        8,008          3/31/2002       8.04%        10,090
     4/30/2002        2.39%         14,823           4/30/2002      -6.06%        7,522          4/30/2002       0.91%        10,182
     5/31/2002        2.49%         15,192           5/31/2002      -0.74%        7,467          5/31/2002      -4.44%         9,730
     6/30/2002       -1.84%         14,913           6/30/2002      -7.12%        6,935          6/30/2002      -4.96%         9,247


Past performance is not predictive of future performance.

============================================
        Hussman Strategic Growth Fund
       Average Annual Total Returns(b)
      (for periods ended June 30, 2002)

       1 Year        Since Inception(c)
       ------        ------------------
       22.24%              22.95%
============================================

(a) The Russell 2000 Index contains small and medium capitalization stocks, and is generally representative of the stocks held by the Hussman Strategic Growth Fund. The S&P 500 Index is a widely followed equity benchmark and is presented for comparative purposes only. Because the Hussman Strategic Growth Fund may vary its exposure to market fluctuations, Fund returns may differ from the performance of major stock market indices.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Annualized. Initial public offering of shares was July 24, 2000.

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders                                            August 8, 2002
--------------------------------------------------------------------------------

Dear Shareholder,

     The Hussman Strategic Growth Fund performed as intended over the past year, gaining value with substantially less volatility than the overall market.

     FOR THE YEAR ENDED JUNE 30, 2002, THE FUND EARNED A TOTAL RETURN OF 22.24%. IN CONTRAST, RUSSELL 2000 INDEX FELL BY 8.59%, WHILE THE S&P 500 LOST 17.99% OF ITS VALUE. Moreover, in the face of extreme market volatility, the deepest peak-to-trough pullback in Fund value over the past year was 2.79%. This compares with peak-to-trough pullbacks deeper than 20% in both the Russell 2000 and the S&P 500.

     With the Market Climate solidly unfavorable over the past year, our intent was to hold a widely diversified portfolio of individual stocks appearing to display favorable valuation and market action, while removing the impact of market fluctuations from that portfolio. In general, the Fund held a fully invested position in favored stocks (generally over 100 individual positions) during the past year, while holding an offsetting short sale of equal size, using the Russell 2000 and S&P 100 indices.

                        INVESTMENT STRATEGY AND HEDGING

     Part of our investment discipline is to align our investment stance with the prevailing Market Climate that we identify at any point in time. This Climate may range from aggressive to defensive, depending on observable market conditions. For the most part, the Climate of the past two years has been characterized by both unfavorable valuations and unfavorable market action ("trend uniformity"), holding us to a defensive position.

     It is important to understand that the Fund does not inherently take a defensive stance toward market risk. THE HUSSMAN STRATEGIC GROWTH FUND IS A NO-LOAD, DIVERSIFIED U.S. EQUITY GROWTH FUND THAT PLACES ADDED EMPHASIS ON CAPITAL PRESERVATION IN UNFAVORABLE MARKET CONDITIONS. The Fund is not a bear fund, a hedge fund, a market-neutral fund, a value fund, nor a small-cap fund. Neither the Fund's low volatility, nor its specific profile of stock holdings, nor its relative insensitivity to market fluctuations over the past year should be interpreted as inherent characteristics of our investment approach.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

     Last year, as always, we attempted to be fully invested in stocks that we believed to have favorable valuation and market action. These stocks, however, were all vulnerable to fluctuations in the overall market. Because the Market Climate was unfavorable, we attempted to remove the effect of market fluctuations from the portfolio. In practice, we achieved this by selling short the Russell 2000 and S&P 100 indices in a dollar amount equal to our holdings in favored stocks.

     When the Fund is in a fully hedged position, the returns of the Fund are driven not by overall market direction, but by the difference in performance between the stocks held by the Fund and major market indices. The potential for such differences is a source of risk, but it was also our primary source of returns last year.

     THE LOW VOLATILITY OF THE FUND DURING THE PAST YEAR REFLECTS THE APPROPRIATENESS OF OUR HEDGING APPROACH, WHILE THE OVERALL RETURN OF THE FUND REFLECTS THE FACT THAT OUR FAVORED STOCKS SUBSTANTIALLY OUTPERFORMED MAJOR MARKET INDICES (SPECIFICALLY, THE S&P 100 AND RUSSELL 2000).

     Had our stock holdings not been hedged, we estimate that they would have earned a return of just under 5% during the past year, with far greater volatility than the Fund experienced in practice. So while our favored stocks enjoyed a small gain in a generally falling market, the Fund's overall strategy contributed to a much higher return and lower volatility than we would have experienced otherwise.

     In summary, both our stock selection approach and our Market Climate approach performed as intended over the past year. In a hostile market environment, our approach emphasized the purchase of stocks appearing to display good valuation and market action, while attempting to minimize the impact of market fluctuations on the Fund's portfolio. THE PROFILE OF RETURNS AND RISKS FROM OUR INVESTMENT APPROACH WILL VARY DEPENDING ON THE MARKET CLIMATE THAT WE IDENTIFY. To the extent that the Market Climate shifts to a more favorable posture in the future, the Fund can be expected to take more market risk, and to experience greater volatility as a result. As usual, however, the reason that we take risks is that we expect those risks to be well compensated.

--------------------------------------------------------------------------------
2

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

                               PORTFOLIO INSIGHT

     THE PORTFOLIO OF INVESTMENTS SECTION OF THIS REPORT SHOWS HOW FUND ASSETS WERE INVESTED AS OF JUNE 30, 2002. NET ASSETS OF THE FUND AMOUNTED TO $173,342,113. THE FUND HELD A DIVERSIFIED PORTFOLIO OF 120 STOCKS IN A WIDE ARRAY OF INDUSTRIES, REPRESENTING 94% OF NET ASSETS. Typically, large holdings for the Fund represent about 2% of assets, while smaller holdings represent between 0.5% and 1% of assets.

     As of June 30, 2002, the Fund also held hedge positions using put and call options on the Russell 2000 and the S&P 100 indices, both which are well correlated to the stocks that we hold.

     The put and call option contracts held by the Fund have a simple interpretation. When an investor buys a put option on a stock index, and simultaneously writes a call option having the same strike price and expiration, the combined position acts as an interest-bearing short sale on the underlying index.

     For example, with the Russell 2000 Index at 462.66 as of June 30, 2002, each call-put combination represented a short sale of 100 "shares" of the Russell 2000, and hedged $46,266 of the stocks held by the Fund. As of June 30, the dollar value covered by our hedges was equal to the dollar value of our stock holdings, keeping the Fund in a "fully hedged" position.

     Clearly, given the sharp decline in the major indices over the past year, gains from our hedges accounted for a significant portion of the Fund's performance. However, it is important to understand that these positions were not established to speculate on a falling market, nor did we rely on a falling market for our returns. Indeed, during the sharp market advance from September through December 2001, the Fund gained ground in a rising market even with a hedged position, because our favored stocks outpaced the market indices. Again, when the Fund holds a fully hedged position, its gains are not determined by the direction of the market, but by the difference in performance between our favored stocks and the major indices.

     Medical stocks were among our best performing holdings last year, including PacifiCare Health, Humana, PolyMedica and Boston Scientific. Other significant sources of strength were Dura Automotive, NBTY, Owens Illinois, and American Greetings.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

     Although the Fund held a much smaller allocation to technology stocks than reflected in the major market indices, our minor holdings in technology still accounted for the largest losses experienced by the Fund last year. These included Intel, NVIDIA, Peregrine Systems, Flextronics, Computer Associates, Adaptec, Citrix Systems, Sun Microsystems, and Autodesk.

                                CURRENT OUTLOOK

     At present, we estimate that stocks are priced to deliver a long-term total return to investors of less than 7.8% annually. Indeed, even this figure assumes that stock valuations will remain above their historical norms into the indefinite future. While some analysts may assert that stocks are "undervalued" at present, these assertions are based on one of two assumptions: either the analyst is assuming that fundamentals such as earnings and dividends will grow at historically unprecedented rates over the long term (S&P 500 earnings growth has never substantially exceeded 6% when measured from peak-to-peak), or the analyst is assuming that investors should price stocks at levels which would deliver long-term returns of even less than 7.8%. Mathematically, there is no third possibility.

     In other words, if an investor is willing to assume that fundamentals will grow at high and unprecedented rates over the long term, or that other investors will be willing to accept low and unprecedented long-term returns into the indefinite future, then stocks may well be undervalued here. Otherwise, market valuations (based on the S&P 500 Index) currently do not represent attractive investment value.

     However, overvaluation only implies disappointing long-term returns from a buy-and-hold approach. Short-term returns are influenced strongly by a quality of market action that we call "trend uniformity." When trend uniformity has been favorable (as it was through most of the bull market advance to the year 2000 peak), valuations have historically been irrelevant, at least temporarily. So stocks may very well have speculative merit even when they do not have investment merit.

     From this perspective, I expect that a buy-and-hold approach on major stock indices is likely to produce disappointing returns for investors over the coming 5-10 years. However, this period is likely to include phases of both favorable and unfavorable trend uniformity. While the long-term investment outlook is not particularly favorable for the major

--------------------------------------------------------------------------------
4

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

indices, I believe that there will always be stocks that display favorable valuation and market action. Our approach is to focus our investments in stocks that we believe satisfy these characteristics, and to selectively take market risk when it displays either investment merit or speculative merit.

     In short, I believe that our disciplined, strategic investment approach is well suited to navigate a market environment that may call for greater flexibility than a "buy-and-hold" approach in the years ahead.

     I appreciate your investment in the Fund.

Sincerely,

John P. Hussman, Ph.D.
Portfolio Manager

Dr. Hussman provides regular market commentary and research on the Research & Insight page of the Fund website, www.hussman.net.











--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At acquisition cost ..........................................   $182,916,013
                                                                    ============
   At value (Note 1) ............................................   $178,400,731
Dividends receivable ............................................        114,515
Receivable for investment securities sold .......................      8,978,814
Receivable for capital shares sold ..............................        487,419
Other assets ....................................................         33,769
                                                                    ------------
                  Total Assets ..................................    188,015,248
                                                                    ------------

LIABILITIES
Written call options, at value (Notes 1 and 4)
   (premiums received $8,839,592) ...............................      2,491,700
Payable for investment securities purchased .....................      9,757,038
Payable for capital shares redeemed .............................      2,136,984
Accrued investment advisory fees (Note 3) .......................        181,184
Payable to administrator (Note 3) ...............................         22,095
Other accrued expenses ..........................................         84,134
                                                                    ------------
                  Total Liabilities .............................     14,673,135
                                                                    ------------

NET ASSETS                                                          $173,342,113
                                                                    ============

Net assets consist of:
   Paid-in capital ..............................................   $162,787,124
   Accumulated net realized gains from security
     and option transactions ....................................      8,722,379
   Net unrealized appreciation on investments and options .......      1,832,610
                                                                    ------------

NET ASSETS ......................................................   $173,342,113
                                                                    ============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     12,993,807
                                                                    ============

Net asset value, redemption price and offering price
   price per share(a) (Note 1) ..................................   $      13.34
                                                                    ============


(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ....................................................  $    757,622
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3) ............................       797,310
   Administration fees (Note 3) .................................        87,417
   Registration and filing fees .................................        63,592
   Custodian and bank service fees ..............................        50,066
   Professional fees ............................................        43,783
   Fund accounting fees (Note 3) ................................        36,384
   Trustees' fees and expenses ..................................        31,575
   Transfer agent and shareholder services fees (Note 3) ........        19,854
   Printing of shareholder reports ..............................        18,726
   Postage and supplies .........................................        16,594
   Insurance expense ............................................        14,007
   Pricing fees .................................................         3,298
   Other expenses ...............................................        10,047
                                                                   ------------
                  Total Expenses ................................     1,192,653
   Less fees waived by the Adviser (Note 3) .....................       (29,363)
   Plus previously waived/reimbursed investment advisory
     fees and expenses recouped by the Adviser(Note 3) ..........       112,484
                                                                   ------------
                  Net Expenses ..................................     1,275,774
                                                                   ------------

NET INVESTMENT INCOME (LOSS) ....................................      (518,152)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ................    11,298,157
   Net realized gains on option contracts .......................       274,316
   Net change in unrealized appreciation/depreciation
     on investments..............................................   (13,383,070)
   Net change in unrealized appreciation/depreciation
     on options..................................................    13,281,717
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS
         ON INVESTMENTS AND OPTIONS .............................    11,471,120
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $ 10,952,968
                                                                   ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                          ENDED         ENDED
                                                         JUNE 30,      JUNE 30,
                                                          2002          2001(a)
                                                     ------------   -----------

FROM OPERATIONS
Net investment income (loss) .....................   $   (518,152) $    (70,038)
Net realized gains from:
  Security transactions ..........................     11,298,157        76,642
  Option contracts ...............................        274,316       565,289
Net change in unrealized appreciation/depreciation on:
  Investments ....................................    (13,383,070)    2,000,250
  Options ........................................     13,281,717       (66,287)
                                                     ------------   -----------
Net increase in net assets resulting
  from operations ................................     10,952,968     2,505,856
                                                     ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains ........................     (2,903,835)         --
                                                     ------------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    154,777,165    18,776,622
  Net asset value of shares issued in
   reinvestment of distributions to shareholders .      2,787,520          --
  Proceeds from redemption fees collected ........        108,201        16,853
  Payments for shares redeemed ...................    (12,608,010)   (1,171,227)
                                                     ------------   -----------
Net increase in net assets from capital
  share transactions .............................    145,064,876    17,622,248
                                                     ------------   -----------

TOTAL INCREASE IN NET ASSETS .....................    153,114,009    20,128,104

NET ASSETS
  Beginning of period ............................     20,228,104       100,000
                                                     ------------   -----------
  End of period ..................................   $173,342,113  $ 20,228,104
                                                     ============  ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................     12,057,487     1,743,744
  Reinvested .....................................        244,091          --
  Redeemed .......................................       (965,647)      (95,868)
                                                     ------------   -----------
  Net increase in shares outstanding .............     11,335,931     1,647,876
  Shares outstanding at beginning of period ......      1,657,876        10,000
                                                     ------------   -----------
  Shares outstanding at end of period ............     12,993,807     1,657,876
                                                     ============  ============


(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected  Per Share  Data and  Ratios for a Share  Outstanding  Throughout  Each
Period
--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                          ENDED         ENDED
                                                         JUNE 30,      JUNE 30,
                                                          2002          2001(a)
                                                     ------------   -----------


Net asset value at beginning of period ...........   $      12.20  $      10.00
                                                     ------------   -----------

Income from investment operations:
  Net investment income (loss) ...................          (0.04)        (0.04)
  Net realized and unrealized gains on
    investments and options ......................           2.52          2.23
                                                     ------------   -----------
Total from investment operations .................           2.48          2.19
                                                     ------------   -----------

Distributions from net realized gains ............          (1.35)         --
                                                     ------------   -----------

Proceeds from redemption fees collected ..........           0.01          0.01
                                                     ------------   -----------

Net asset value at end of period .................   $      13.34  $      12.20
                                                     ============  ============

Total return .....................................          22.24%     22.00%(b)
                                                     ============  ============

Net assets at end of period ......................   $173,342,113  $ 20,228,104
                                                     ============  ============



Ratio of expenses to average net assets:
  Before advisory fees waived ....................           2.03%      2.36%(c)
  After advisory fees waived .....................           1.99%      1.99%(c)

Ratio of net investment income (loss) to
  average net assets .............................          (0.81%)  ( 0.53%)(c)

Portfolio turnover rate ..........................            199%        55%(c)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
        SHARES    COMMON STOCKS -- 93.52%                               VALUE
--------------------------------------------------------------------------------

                  AEROSPACE AND DEFENSE-- 1.43%
        50,000    GenCorp, Inc. .................................    $  715,000
        50,000    Honeywell International, Inc. .................     1,761,500
                                                                     ----------
                                                                      2,476,500

                  AUTO COMPONENTS-- 1.83%
        60,000    Dura Automotive Systems, Inc. (a) .............     1,245,000
        28,000    Magna International, Inc. - Class A ...........     1,927,800
                                                                     ----------
                                                                      3,172,800
                                                                     ----------
                  BIOTECHNOLOGY-- 0.01%
         3,500    ImmuCell Corp. (a) ............................         9,485
                                                                     ----------

                  BUILDING PRODUCTS-- 1.95%
       100,000    York International Corp. ......................     3,379,000
                                                                     ----------

                  CHEMICALS-- 0.96%
        50,000    Lubrizol Corp. (The) ..........................     1,675,000
                                                                     ----------

                  COMMERCIAL SERVICES AND SUPPLIES-- 3.03%
        10,000    Cendant Corp. (a) .............................       158,800
        70,000    Consolidated Graphics, Inc. (a) ...............     1,313,900
        24,100    Hon Industries, Inc. ..........................       656,002
        50,000    R.R. Donnelley & Sons, Inc. ...................     1,377,500
        21,400    Sensient Technologies Corp. ...................       487,064
        39,800    Standex International Corp. ...................       998,980
        67,500    Zomax, Inc. (a) ...............................       263,250
                                                                     ----------
                                                                      5,255,496
                                                                     ----------
                  COMMUNICATIONS EQUIPMENT-- 0.95%
       125,000    Adaptec, Inc. (a) .............................       986,250
        35,000    Plantronics, Inc. (a) .........................       665,350
                                                                     ----------
                                                                      1,651,600
                                                                     ----------
                  COMPUTERS AND PERIPHERALS-- 2.12%
       150,000    EMC Corp. (a) .................................     1,132,500
        70,000    Gateway, Inc. (a) .............................       310,800
        35,000    InFocus Corp. (a) .............................       412,300
        15,000    Lexmark International Group, Inc. (a) .........       816,000
       200,000    Sun Microsystems, Inc. (a) ....................     1,002,000
                                                                     ----------
                                                                      3,673,600
                                                                     ----------
                  DIVERSIFIED FINANCIALS-- 0.58%
        34,000    FactSet Research Systems, Inc. ................     1,012,180
                                                                     ----------



--------------------------------------------------------------------------------
10

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                       MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  DIVERSIFIED TELECOMMUNCATION SERVICES-- 1.41%
        75,000    ECtel Ltd. (a) ................................    $  870,000
        40,000    Federal Signal Corp. ..........................       960,000
        20,000    SBC Communications, Inc. ......................       610,000
                                                                     ----------
                                                                      2,440,000
                                                                     ----------
                  ELECTRICAL EQUIPMENT-- 1.07%
       134,400    American Power Conversion Corp. (a) ...........     1,697,472
         4,000    Cooper Industries, Inc. .......................       157,200
                                                                     ----------
                                                                      1,854,672
                                                                     ----------
                  ELECTRIC UTILITIES-- 2.52%
        63,000    Ameren Corp. ..................................     2,709,630
        40,000    Consolidated Edison, Inc. .....................     1,670,000
                                                                     ----------
                                                                      4,379,630
                                                                     ----------
                  ELECTRONIC EQUIPMENT AND INSTRUMENTS-- 3.27%
        15,000    AVX Corp. .....................................       244,950
        14,600    Checkpoint Systems, Inc. (a) ..................       170,820
        85,000    Diebold, Inc. .................................     3,165,400
       100,000    Mentor Graphics Corp. (a) .....................     1,422,000
        60,000    PerkinElmer, Inc. .............................       663,000
                                                                     ----------
                                                                      5,666,170
                                                                     ----------
                  ENERGY EQUIPMENT AND SERVICES-- 2.17%
        20,000    Idacorp, Inc. .................................       550,200
        40,800    Tidewater, Inc. ...............................     1,343,136
        50,000    Valero Energy Corp. ...........................     1,871,000
                                                                     ----------
                                                                      3,764,336
                                                                     ----------
                  FOOD AND DRUG RETAIL-- 3.40%
        85,000    Albertson's, Inc. .............................     2,589,100
       104,000    Ruddick Corp. .................................     1,742,000
       100,000    Winn-Dixie Stores, Inc. .......................     1,559,000
                                                                     ----------
                                                                      5,890,100
                                                                     ----------
                  FOOD PRODUCTS-- 4.04%
        90,000    Archer-Daniels-Midland, Inc. ..................     1,151,100
        75,000    Campbell Soup Co. .............................     2,074,500
        70,000    ConAgra Foods, Inc. ...........................     1,935,500
        60,000    Dole Food Co., Inc. ...........................     1,740,000
         5,000    Lance, Inc. ...................................        72,900
         2,100    Pilgrim's Pride Corp. - Class B ...............        29,400
                                                                     ----------
                                                                      7,003,400
                                                                     ----------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  HEALTH CARE EQUIPMENT AND SUPPLIES-- 3.32%
        55,000    Bausch & Lomb, Inc. ...........................    $1,861,750
        10,000    Boston Scientific Corp. (a) ...................       293,200
        50,000    Guidant Corp. (a) .............................     1,511,500
         9,000    PolyMedica Corp. (a) ..........................       229,860
        84,900    Sola International, Inc. (a) ..................       976,350
       104,700    Theragenics Corp. (a) .........................       882,621
                                                                     ----------
                                                                      5,755,281
                                                                     ----------

                  HEALTH CARE PROVIDERS AND SERVICES-- 3.40%
        24,500    Matria Healthcare, Inc. (a) ...................       201,390
        73,700    PacifiCare Health Systems, Inc. (a) ...........     2,004,640
        93,800    Renal Care Group, Inc. (a) ....................     2,921,870
        50,400    Wackenhut Corrections Corp.(a) ................       754,488
                                                                     ----------
                                                                      5,882,388
                                                                     ----------

                  HOTELS, RESTAURANTS AND LEISURE-- 5.43%
        70,000    Carnival Corp. ................................     1,938,300
        90,000    CBRL Group, Inc. ..............................     2,746,800
        50,000    Lone Star Steakhouse & Saloon, Inc. ...........     1,179,500
        40,000    McDonald's Corp. ..............................     1,138,000
        40,000    Outback Steakhouse, Inc. (a) ..................     1,404,000
        30,400    Papa John's International, Inc. (a) ...........     1,015,056
                                                                     ----------
                                                                      9,421,656
                                                                     ----------
                  HOUSEHOLD DURABLES-- 4.75%
       125,000    Helen of Troy Ltd. (a) ........................     1,455,000
        69,200    Lancaster Colony Corp. ........................     2,467,672
        35,000    Salton Corp. (a) ..............................       487,900
        51,600    Sherwin-Williams Co. (The) ....................     1,544,388
        35,000    Whirlpool Corp. ...............................     2,287,600
                                                                     ----------
                                                                      8,242,560
                                                                     ----------
                  HOUSEHOLD PRODUCTS-- 1.97%
        55,000    Kimberly-Clark Corp. ..........................     3,410,000
                                                                     ----------

                  INDUSTRIAL CONGLOMERATES-- 0.78%
        35,000    Briggs & Stratton Corp. .......................     1,352,400
                                                                     ----------

                  LEISURE EQUIPMENT AND PRODUCTS-- 5.74%
       195,000    Borders Group, Inc. (a) .......................     3,588,000
       215,000    Callaway Golf Co. .............................     3,405,600
        20,000    Eastman Kodak Co. .............................       583,400
       105,300    Jakks Pacific, Inc. (a) .......................     1,864,863
        50,000    Topps Co., Inc. (The) (a) .....................       503,000
                                                                     ----------
                                                                      9,944,863
                                                                     ----------


--------------------------------------------------------------------------------
12

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  METALS AND MINING-- 3.98%
        50,000    Agnico-Eagle Mines Ltd. .......................    $  728,500
       125,000    Barrick Gold Corp. ............................     2,373,750
        70,000    Newmont Mining Corp. ..........................     1,843,100
       175,000    Placer Dome, Inc. .............................     1,961,750
                                                                     ----------
                                                                      6,907,100
                                                                     ----------
                  MULTILINE RETAIL-- 2.99%
        40,000    Catalina Marketing Corp. (a) ..................     1,128,800
        30,000    J.C. Penney Co., Inc. .........................       660,600
        70,000    May Department Stores Co. (The) ...............     2,305,100
        20,000    Sears, Roebuck and Co. ........................     1,086,000
                                                                     ----------
                                                                      5,180,500
                                                                     ----------
                  PAPER AND FOREST PRODUCTS-- 0.94%
        20,000    Bemis Co., Inc. ...............................       950,000
        20,000    MeadWestvaco Corp. ............................       671,200
                                                                     ----------
                                                                      1,621,200
                                                                     ----------
                  PERSONAL PRODUCTS-- 1.69%
        50,000    Herbalife International, Inc. - Class A .......       955,000
        20,000    Nature's Sunshine Products, Inc. ..............       226,200
        65,900    Ocular Sciences, Inc. (a) .....................     1,746,350
                                                                     ----------
                                                                      2,927,550
                                                                     ----------
                  PHARMACEUTICALS-- 3.79%
        15,000    Barr Laboratories, Inc. (a) ...................       952,950
        40,000    Bristol-Myers Squibb Co. ......................     1,028,000
        50,000    Elan Corp. PLC (a) ............................       273,500
        90,000    Mylan Laboratories, Inc. ......................     2,821,500
        20,000    Novartis AG-ADR ...............................       876,600
        25,000    Schering-Plough Corp. .........................       615,000
                                                                     ----------
                                                                      6,567,550
                                                                     ----------
                  SEMICONDUCTOR EQUIPMENT AND PRODUCTS-- 1.48%
       140,000    Intel Corp. ...................................     2,557,800
                                                                     ----------

                  SOFTWARE-- 2.40%
        75,000    Autodesk, Inc. ................................       993,750
        50,000    Cadence Design Systems, Inc. (a) ..............       806,000
        35,000    Citrix Systems, Inc. (a) ......................       211,400
       125,000    NVIDIA Corp. (a) ..............................     2,147,500
                                                                     ----------
                                                                      4,158,650
                                                                     ----------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  SPECIALTY RETAIL-- 9.05%
        60,000    Abercrombie & Fitch Co. - Class A (a) .........    $1,447,200
        80,000    Children's Place Retail Stores, Inc. (The) (a)      2,120,080
       125,000    Circuit City Stores - Circuit City Group ......     2,343,750
         3,700    Coldwater Creek, Inc. (a) .....................        90,280
        50,000    Home Depot, Inc. ..............................     1,836,500
        40,000    Men's Warehouse, Inc. (The) (a) ...............     1,020,000
        95,000    Office Depot, Inc. (a) ........................     1,596,000
        30,000    Regis Corp. ...................................       810,570
        44,000    Toys R Us, Inc. (a) ...........................       768,680
       100,000    Zale Corp. (a) ................................     3,660,000
                                                                     ----------
                                                                     15,693,060
                                                                     ----------
                  TEXTILES & APPAREL-- 9.66%
        29,500    bebe Stores, Inc. (a) .........................       598,555
       110,000    Liz Claiborne, Inc. ...........................     3,498,000
        30,000    Nike, Inc. - Class B ..........................     1,609,500
        30,000    Oakley, Inc. (a) ..............................       525,000
       100,000    Pacific Sunwear of California, Inc. (a) .......     2,217,000
        25,000    Reebok International Ltd. (a) .................       737,500
       140,000    Stride Rite Corp. .............................     1,120,000
        11,300    Talbots, Inc. .................................       395,500
        75,000    Tommy Hilfiger Corp. (a) ......................     1,074,000
        60,000    V.F. Corp. ....................................     2,352,600
       150,000    Wolverine World Wide, Inc. ....................     2,617,500
                                                                     ----------
                                                                     16,745,155
                                                                     ----------
                  TRADING COMPANIES AND DISTRIBUTORS-- 1.41%
        70,000    Genuine Parts Co. .............................     2,440,900
                                                                     ----------

                  TOTAL COMMON STOCKS (Cost $173,495,402)          $162,112,582
                                                                    -----------

--------------------------------------------------------------------------------
14

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------


                                                                       MARKET
      CONTRACTS   PUT OPTION CONTRACTS-- 8.39%                         VALUE
--------------------------------------------------------------------------------

           875    Russell 2000 Index Option, 9/21/02 at $480 ....    $2,660,000
         1,150    Russell 2000 Index Option, 9/21/02 at $500 ....     5,175,000
           300    S&P 100 Index Option, 9/21/02 at $500 .........       789,600
         1,100    S&P 100 Index Option, 9/21/02 at $540 .........     5,907,000
                                                                     ----------

                  TOTAL PUT OPTION CONTRACTS (Cost $7,664,062) ..    $14,531,600
                                                                     ----------


                                                                       MARKET
         SHARES   MONEY MARKETS -- 1.01%                               VALUE
--------------------------------------------------------------------------------
     1,756,549    First American Treasury Obligation Fund - Class S
                   (Cost $1,756,549)                                $ 1,756,549
                                                                     ----------

                  TOTAL INVESTMENTS AT VALUE-- 102.92%
                   (Cost $182,916,013)........................... $ 178,400,731

                  LIABILITIES IN EXCESS OF
                   OTHER ASSETS-- (2.92%)........................   ( 5,058,618)
                                                                     ----------

                  NET ASSETS-- 100.00%                            $ 173,342,113
                                                                  =============

(a) Non-income producing security.

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                           MARKET
                                                          VALUE OF     PREMIUMS
      CONTRACTS   WRITTEN CALL OPTIONS                    OPTIONS      RECEIVED
--------------------------------------------------------------------------------

         875      Russell 2000 Index Option,
                    9/21/02 at $480                    $  910,000   $ 2,625,815
       1,150      Russell 2000 Index Option,
                    9/21/02 at $500                       563,500     2,840,625
         300      S&P 100 Index Option,
                    9/21/02 at $500                       523,200       733,750
       1,100      S&P 100 Index Option,
                    9/21/02 at $540                       495,000     2,639,402
                                                      -----------  ------------
                                                      $ 2,491,700  $  8,839,592
                                                      ===========  ============

 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Hussman Investment Trust (the "Trust") was organized as an Ohio business trust on June 1, 2000. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently offers one diversified investment portfolio, the Hussman
Strategic Growth Fund (the "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc, (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000.

     The  Fund's   investment   objective  is  to  provide   long-term   capital
appreciation, with added emphasis on capital preservation during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ.

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2002, all options held by the Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees.

     OPTION TRANSACTIONS -- The Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of the Fund's shares is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. For the periods ended June 30, 2002 and 2001, proceeds from redemption fees total $108,201 and $16,853, respectively.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal



--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions and losses deferred due to wash sales.

     To the extent theses differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Such reclassification has no effect on the Fund's net assets or net asset value per share. As of June 30, 2002, the following reclassifications have been made to increase (decrease) the following accounts:

                    Accumulated               Accumulated Net
                  Net Investment            Realized Gains From
                       Loss                Security Transactions
                -------------------------------------------------

                   $   518,152                $   ( 518,152)

     The tax character of distributions paid during the periods ended June 30, 2002 and 2001 was as follows:

        Period
         Ended           Ordinary          Long-Term            Total
       June 30,           Income          Capital Gains     Distributions
      --------------------------------------------------------------------
         2002          $  2,903,835       $       --       $   2,903,835
         2001          $         --       $       --       $          --

     The tax character of distributable earnings at June 30, 2002 was as follows:

        Undistributed       Undistributed                            Total
          Ordinary            Long-Term          Unrealized       Distributable
           Income                Gains           Depreciation        Earnings
      -------------------------------------------------------------------------
       $ 13,032,473        $  8,918,157        $ (11,395,641)     $ 10,554,989

     ORGANIZATION EXPENSES-- All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been paid by the Adviser, but are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     For federal income tax purposes, the cost of portfolio investments amounted to $174,089,242 at June 30, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

         Gross unrealized appreciation         $      3,672,487
         Gross unrealized depreciation             ( 15,068,128)
                                                 --------------
         Net unrealized depreciation           $   ( 11,395,641)
                                                 ==============


     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

     RECLASSIFICATIONS - Certain reclassifications have been made to the 2001 financial statements to conform with current year presentation.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2002, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $271,543,708 and $128,947,253, respectively.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust and the Adviser, the Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.25% of the first $250 million of its average daily net assets; 1.15% of the next $250 million of such assets; 1.05% of the next $500 million of such assets; and 0.95% of such assets in excess of $1 billion.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least December 31, 2002 so that the Fund's ordinary operating expenses do not exceed 2.00% per annum of average net assets (the "Cap"). As a result of the Cap, the Adviser waived $29,363 of its investment advisory fees during the year ended June 30, 2002. Advisory fee waivers and expense reimbursements by the Adviser are generally subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the Cap. Pursuant to the Expense Limitation Agreement, for the year ended June 30, 2002, the Adviser received $112,484 in recouped fees. As of June 30, 2002, the Adviser may, in the future, recoup from the Fund fees waived and reimbursed organizational expenses totaling $19,954.

ADMINISTRATION  AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $50 million; .125%


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

4. OPTION CONTRACTS  WRITTEN
     Transactions in option contracts written during the year ended June 30, 2002, were as follows:

                                                       OPTION          OPTION
                                                      CONTRACTS       PREMIUMS
                                                     ----------      ---------

Options outstanding at beginning of year...........      375       $ 1,887,163
Options written ...................................    8,535        20,457,347
Options cancelled in a closing purchase
  transaction .....................................  ( 5,485)     ( 13,504,918)
                                                     ----------     ----------

Options outstanding at end of year ................     3,425      $ 8,839,592
                                                     ==========    ===========

5. BANK LINE OF CREDIT

     The Fund has an unsecured $10,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2002, the Fund had no outstanding borrowings under the line of credit.

--------------------------------------------------------------------------------

REPORT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
Hussman Investment Trust

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Hussman Strategic Growth Fund (the "Fund") of Hussman Investment Trust as of June 30, 2002, the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights presented herein for the period ended June 30, 2001 were audited by other auditors whose report, dated July 27, 2001, expressed an unqualified opinion.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund of Hussman Investment Trust, as of June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 19, 2002

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                  Position Held    Length of
Trustee                      Address                        Age   with the Trust   Time Served
------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.     3525 Ellicott Mills Drive       39      President       Since
                             Ellicott City, MD  21043                and Trustee     June 2000

David C. Anderson            916 North Oak Park Avenue       51      Trustee         Since
                             Oak Park, IL  60302                                     June 2000

*Lee R. Baker                3103 SW 37th Street             72      Trustee         Since
                             Des Moines, IA  50321                                   June 2000

Nelson F. Freeburg           4646 Poplar Avenue, Suite 401   50      Trustee         Since
                             Memphis, TN  38117                                      June 2000

William H. Vanover           838 Long Lake Road, Suite 100   55      Trustee         Since
                             Bloomfield Hills, MI  48302                             June 2000

Robert G. Dorsey             135 Merchant Street             45      Vice President  Since
                             Cincinnati, OH  45246                                   June 2000

Mark J. Seger                135 Merchant Street             40      Treasurer       Since
                             Cincinnati, OH  45246                                   June 2000

John F. Splain               135 Merchant Street             45      Secretary       Since
                             Cincinnati, OH  45246                                   June 2000

* Dr. Hussman and Mr. Baker are "interested  persons" of the Trust within the meaning of
  Section 2(a)(19) of the Investment Company Act of 1940.

     Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization). Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-HUSSMAN (1-800-487-7626). The SAI may also be downloaded from the Fund website at www.hussman.net.

CHANGE IN INDEPENDENT AUDITOR (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     On June 4, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees.

     Arthur Andersen's report on the Fund's financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







                       THIS PAGE INTENTINALLY LEFT BLANK

                            [GRAPHIC OMITTED] HUSSMAN


                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043

                                www.hussman.net
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


                                   CUSTODIAN
                                   U.S. Bank
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              1300 Chiquita Center
                             250 East Fifth Street
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                               [GRAPHIC OMITTED]